UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON FUNDS
(Names of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_____________________________________________
(2) Aggregate number of securities to which transaction applies:_____________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 240.0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________

(4) Proposed maximum aggregate value of transaction:____________________________________________________
(5) Total fee paid:__________________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:______________________________________________________
(3) Filing Party:_________________________________________________________________________________
(4) Date Filed:___________________________________________________________________________________

PRELIMINARY FILING

Aggressive Allocation Fund	Dividend Income Fund	International Stock Fund
Conservative Allocation Fund	High Quality Bond Fund	Investors Fund
Moderate Allocation Fund	Tax-Free National Fund	Mid Cap Fund
Core Bond Fund	Tax-Free Virginia Fund	Small Cap Fund
Diversified Income Fund	Covered Call & Equity Income Fund	Sustainable Equity Fund
each a Series of
MADISON FUNDS
550 SCIENCE DRIVE
MADISON, WI 53711
September [ ], 2023

Dear Shareholder:
The Board of Trustees of Madison Funds, a Delaware statutory trust (the “Trust”), has called a special meeting of shareholders regarding important matters concerning the 15 series of investment portfolios currently offered by the Trust (individually a “Fund” and, collectively, the “Funds”). The special meeting will be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on November 30, 2023, at 9:30 a.m. local time (the “Meeting”). The purpose of the Meeting is to: (1) approve a new investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser; and (2) approve the appointment of one interested trustee to the Board of Trustees of the Trust.
As discussed in more detail in the enclosed Proxy Statement, the existing investment advisory agreement between the Trust and the Adviser is expected to terminate on December 1, 2023 due to a proposed change of control of Madison Investment Holdings, Inc. (“MIH”), the parent company of the Adviser. As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder of the firm and controlling shareholder of MIH (the “Transaction”). The change in control resulting from the Transaction will constitute an “assignment” of the existing investment advisory agreement between the Trust and the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Because an investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act, the change in control will terminate the existing investment advisory agreement entered into by the Trust on behalf of each Fund and require that shareholders approve a new investment advisory agreement for the Funds. The investment management services to be provided by the Adviser under the new investment advisory agreement are substantially similar to the services provided under the existing investment advisory agreement, and no changes in management fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives and strategies will remain the same. Key management personnel are not expected to change, and the current portfolio managers will continue to manage the Funds.

In addition to approving the new investment advisory agreement, shareholders are also being asked to approve the appointment of one trustee to the Board of Trustees. Currently, Paul Lefurgey serves as an “interested trustee” on the Board of Trustees. He is considered “interested” because of his employment with the Adviser. Mr. Lefurgey has informed the Board of his intention to step down from the Board effective November 2, 2023, and recommended that Jill Friedow, the Director of Operations for MIH and the Adviser, succeed him on the Board as an interested trustee. The Board of Trustees approved Ms. Friedow’s nomination and appointment to the Board and is seeking shareholder approval for her appointment as an interested trustee.
The question-and-answer section that follows discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals. The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR each proposal.
You may attend the Meeting in person and vote at the Meeting on November 30, 2023, or you may authorize your vote by proxy using one of the following options:
•Mail: Complete and return the enclosed proxy card.
•Internet: Access the website shown on your proxy card and follow the online instructions.
•Telephone: Call the toll-free number shown on your proxy card.
Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the Meeting, we ask that you authorize your vote now by proxy using one of the methods discussed above.

Thank you for your response and for your continued investment in the Funds.

Sincerely,

/s/ Patrick Ryan

Patrick Ryan
President, Madison Funds

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.
Q.    Why am I receiving this Proxy Statement?
A.    You are receiving these proxy materials — the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning the Trust. The proposals are described below.
Q.    What are the proposals about?
A.    This Proxy Statement presents two proposals. Proposal 1 must be voted on by shareholders of each Fund, voting separately, and Proposal 2 must be voted on by all shareholders of the Trust, consisting of 15 separate Funds, as a single group.
Proposal 1
This proposal relates to the approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”). As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder of the firm and controlling shareholder of MIH. The Transaction will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the existing investment advisory agreement between the Trust and the Adviser (the “Existing Advisory Agreement”), within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, we are asking shareholders of each Fund to approve the New Advisory Agreement for their Fund, to take effect upon the consummation of the change of control, which is expected to occur on or about December 1, 2023.
Proposal 2
This proposal relates to the appointment of one trustee to the Board of Trustees to succeed Paul Lefurgey as an “interested trustee”. Mr. Lefurgey has informed the Board of his intention to step down from the Board effective November 2, 2023, and recommended that Jill Friedow, the Director of Operations for MIH and the Adviser, succeed him on the Board. The Board of Trustees approved Ms. Friedow’s nomination and appointment to the Board and is seeking shareholder approval for her appointment as an interested trustee.
Q. How will the Transaction and the New Advisory Agreement affect my account with the Funds?
A. The Transaction and the implementation of the New Advisory Agreement will not affect your account. You will still own the same number of shares in a Fund and the value of your investment will not change as a result of the change of control of the Adviser. The investment management services to be provided by the Adviser under the New Advisory Agreement are substantially similar to the services provided under the Existing Advisory Agreement, and no changes in management fees will result from the new agreement.

Moreover, the Transaction is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives, strategies, principal risks, and portfolio managers will remain the same. Neither the Funds nor the Funds’ shareholders will bear any portion of the costs associated with the Transaction.
Q. Why am I being asked to approve the appointment of an interested trustee to the Board of Trustees?
A. Paul Lefurgey, who currently serves as the sole interested trustee on the Board of Trustees, has informed the Board of his intention to step down from the Board, effective November 2, 2023. In connection with his announcement, he and the other members of management of the Adviser recommended that Jill Friedow, the Director of Operations of MIH and the Adviser, succeed him on the Board. Under the 1940 Act and the Trust’s governing documents, the Board of Trustees is permitted to appoint a successor to Mr. Lefurgey without the need to seek shareholder approval. However, to give the Board flexibility to add new trustees to the Board in the future, the Board is seeking shareholder approval of the appointment of Ms. Friedow to the Board as an interested trustee.
Q. Who is paying for this Proxy Statement and for the other expenses and solicitation costs associated with the Meeting?
A. The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses, including the costs of a proxy solicitor, will be paid by the Adviser and/or MIH. These expenses are estimated to be approximately $[ ].
Q. How does the Board of Trustees recommend that I vote?
A. After careful consideration, the members of the Board of Trustees, the majority of whom are independent trustees of the Trust, recommend that you vote FOR the proposals. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.
Q. Who is eligible to vote?
A. Any person who owned shares of a Fund on the “record date,” which is September 15, 2023 (the “Record Date”), is entitled to vote, even if that person has since sold those shares.
Q. How can I authorize a proxy or vote my shares?
A. You may attend the Meeting on November 30, 2023 in person and vote at the Meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the Meeting):
•By mail, using the enclosed proxy card and return envelope;
•By telephone, using the phone number on your proxy card; or
•Through the Internet, using the website address on your proxy card.

Preliminary Filing

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

Aggressive Allocation Fund	Dividend Income Fund	International Stock Fund
Conservative Allocation Fund	High Quality Bond Fund	Investors Fund
Moderate Allocation Fund	Tax-Free National Fund	Mid Cap Fund
Core Bond Fund	Tax-Free Virginia Fund	Small Cap Fund
Diversified Income Fund	Covered Call & Equity Income Fund	Sustainable Equity Fund
each a Series of
MADISON FUNDS
550 SCIENCE DRIVE
MADISON, WI 53711

Notice is hereby given that a special meeting of shareholders of each series of Madison Funds, a Delaware statutory trust (the “Trust”), listed above (each, a “Fund” and collectively, the “Funds”), will be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on November 30, 2023, at 9:30 a.m. local time (the “Meeting”), for the following purposes:
1.To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (“Proposal 1”);
2.To approve the appointment of one interested trustee, Jill Friedow, to the Board of Trustees to serve until her successor is duly elected and qualified (“Proposal 2”); and
3.To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The Board of Trustees of the Trust recommends that shareholders vote FOR each Proposal.
Shareholders of record at the close of business on September 15, 2023 are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof.

Preliminary Filing

We anticipate that this Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and proxy card will be mailed to shareholders beginning on or about October 2, 2023.
By Order of the Board of Trustees,
/s/ Holly S. Baggot
Holly S. Baggot
Secretary of Madison Funds
Madison, WI
September [ ], 2023

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

As a shareholder of the Funds, you are asked to attend the Meeting either in person or by proxy. If you plan to attend the Meeting in person, please bring a form of identification. Even if you plan to attend the Meeting in person, we urge you to authorize your proxy prior to the Meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Trust prior to the Meeting.

Preliminary Filing
September [ ], 2023

Aggressive Allocation Fund	Dividend Income Fund	International Stock Fund
Conservative Allocation Fund	High Quality Bond Fund	Investors Fund
Moderate Allocation Fund	Tax-Free National Fund	Mid Cap Fund
Core Bond Fund	Tax-Free Virginia Fund	Small Cap Fund
Diversified Income Fund	Covered Call & Equity Income Fund	Sustainable Equity Fund
each a Series of
MADISON FUNDS
550 SCIENCE DRIVE
MADISON, WI 53711

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees (the “Board”) of Madison Funds (the “Trust”) for voting at a special meeting of shareholders of the Trust and each of its series listed above (each, a “Fund,” and collectively, the “Funds”) to be held on November 30, 2023, at 9:30 a.m., local time, at 550 Science Drive, Madison, Wisconsin 53711 (the “Meeting”). The Trust is a Delaware statutory trust and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Proposals described in this Proxy Statement that require shareholder approval are as follows:

	Proposal	Funds to which Proposal Applies
1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.	Each Fund, voting separately

2.	To approve the appointment of one interested trustee, Jill Friedow, to the Board of Trustees to serve until her successor is duly elected and qualified.	All Funds, voting together
Shareholders of record at the close of business on September 15, 2023 are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on November 30, 2023:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.madisonfunds.com/proxy
Please read the Proxy Statement before voting on the Proposals. If you need additional copies of this Proxy Statement or proxy card, please contact our proxy solicitor, Computershare, toll-free at 1-866-963-5820. Additional copies of this Proxy Statement will be delivered to you promptly upon request.
For a free copy of the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2022, or the most recent Semi-Annual Report for the six-months ended April 30, 2023, please contact the Trust via telephone, toll-free at 1-800-877-6089.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT
Background
Proposal 1 relates to the approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”). The Adviser is a wholly owned subsidiary of Madison Investment Holdings, Inc. (“MIH”), which itself is 100% employee owned. As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH (the “Transaction”). Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors.
The Transaction will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the existing investment advisory agreement between the Trust and the Adviser (the “Existing Advisory Agreement”), within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, shareholders of each Fund are being asked to approve the New Advisory Agreement for their Fund, to take effect upon the consummation of the change of control, which is expected to occur on or about December 1, 2023.
The Board, the majority of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), approved the New Advisory Agreement at a special meeting held on September 11, 2023. The New Advisory Agreement is expected to become effective following the closing of the Transaction, subject to approval by shareholders of each Fund at the Meeting. To avoid disruption of the Funds’ investment management program, at that same meeting, the Board also approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, with respect to each Fund, and the Adviser, which will be effective with respect to one or more Funds only if shareholder approval of the New Advisory Agreement is not received as of the date of the Meeting, and then, only for a period of up to 150 days following the close of the Transaction. If needed, the Interim Advisory Agreement, which meets the requirements of Rule 15a-4 under the 1940 Act, provides the affected Funds with uninterrupted investment management services while the Trust continues to solicit proxies from shareholders. If the New Advisory Agreement is approved by shareholders of each Fund at the Meeting, there will be no need for the Interim Advisory Agreement, and it will terminate in accordance with its terms. The terms of the Interim Advisory Agreement are the same as those of the Existing Advisory Agreement, except for the effective date and termination date. Additionally, under the Interim Advisory Agreement and in order to comply with Rule 15a-4, management fees earned by the Adviser would be held in an interest-bearing escrow account until shareholders approve the New Advisory Agreement. The Interim Advisory Agreement does not require shareholder approval.
The investment management services to be provided by the Adviser under the New Advisory Agreement are substantially similar to the services provided under the Existing Advisory Agreement, and no changes in management fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Funds’

day-to-day operations and the Funds’ investment objectives, strategies, principal risks, and portfolio managers will remain the same. Likewise, the Transaction will not result in any changes to the organization or structure of the Funds or in any of the other services provided to the Funds. The Funds will continue to employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor as currently utilized by the Funds.
The New Advisory Agreement must be approved by shareholders of each Fund, voting separately. If the New Advisory Agreement is approved by shareholders of each Fund, the Adviser will serve as the investment adviser to the Funds for an initial two-year period from the effective date of the New Advisory Agreement. If shareholders of one or more Funds do not approve the New Advisory Agreement prior to the expiration of the 150-day term of the Interim Advisory Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the management of the investments of the affected Funds as it deems appropriate and in the best interests of the shareholders of the Funds, including, without limitation, liquidation of the Fund.
Comparison of New Advisory Agreement and Existing Advisory Agreement
A copy of the New Advisory Agreement is attached as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been summarized. This description of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment management services to be provided by the Adviser under the New Advisory Agreement are substantially similar to, and the fee structure is identical as under, the Existing Advisory Agreement. The changes between the New Advisory Agreement and the Existing Advisory Agreement generally relate to regulatory requirements that have been enacted since the Trust first began operations, clarifying changes in accordance with the 1940 Act and other changes to reflect current industry best practices and to provide more specificity about the services provided by the Adviser.
The Existing Advisory Agreement was most recently renewed by the Board of Trustees at a meeting held on August 8, 2023. The Existing Advisory Agreement was last approved by the shareholders of each Fund at a special meeting held on June 25, 2009, except that for those Funds that commenced operations after that date, the Existing Advisory Agreement was last approved by the initial shareholder(s) of each such Fund in connection with the Fund’s commencement of operations.
Advisory Services. The New Advisory Agreement and the Existing Advisory Agreement generally provide that the Adviser has full authority to perform the services of investment adviser and manage the investments of each Fund, including the authority to purchase and sell securities for each Fund and determine the persons with whom such securities transactions are to be made and the terms thereof, subject to oversight by the Board and compliance with the Declaration of Trust and each Fund’s investment policies. The New Advisory Agreement contains additional detail outlining the Adviser’s responsibilities in its capacity as investment adviser to the Funds, including provisions that require the Adviser to: (i) supervise and manage the investment and reinvestment of the assets of each Fund in accordance with the provisions of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), as well as any other applicable provision of law; (ii) exercise all voting and other rights pertaining to each Fund’s securities and other assets; (iii) cause the Adviser’s officers and employees to attend meetings and furnish oral or written reports, as the Trust may reasonably request; and (iv) place all brokerage transactions on behalf of the Funds in compliance with its duty of best execution and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. The Adviser currently provides these services, but they are not set forth in the Existing Advisory Agreement.
Delegation of Responsibilities. The New Advisory Agreement and the Existing Advisory Agreement contain similar provisions regarding the Adviser’s ability to delegate its responsibilities under the Agreement to any affiliated or unaffiliated parties. The Existing Advisory Agreement allows the Adviser to retain affiliated or unaffiliated investment advisers, subadvisers and administrators to perform any or all of the services set forth in the Agreement. The New Advisory Agreement specifies that the Adviser may, at its own expense, enter into agreements with one or more subadvisers, including affiliates of the Adviser, in which the Adviser delegates any or all of its duties specified in the Agreement. Additionally, the New Advisory Agreement provides additional detail regarding the Adviser’s responsibilities in the event it chooses to delegate some or all of its responsibilities.
Other Activities of Adviser. The New Advisory Agreement and the Existing Advisory Agreement both permit the Adviser to act as investment adviser for third parties, and the New Advisory Agreement further provides that the Adviser must not undertake any activities which, in its judgment, will adversely affect the performance of its obligations under the agreement.
In addition, the Existing Advisory Agreement contains a provision whereby the Adviser agrees that (i) it will not deal with itself or with any affiliated person or promoter or principal underwriter of the Trust (or any affiliated person of the foregoing) acting as a principal, in effecting securities transactions for the account of the Trust; and (ii) in effecting any such transaction with such a person acting as a broker or agent, compensation to such person shall be permitted, provided that the transaction is in the ordinary course of such person’s business and the amount of such compensation does not exceed 1% of the purchase or sale price of the securities involved. The Existing Advisory Agreement also states that if the Adviser or any affiliate thereof provides any other goods or services which otherwise would be paid for by the Trust pursuant to this Agreement, then the Trust shall pay the Adviser or such affiliate the cost reasonably allocated by the Adviser or affiliate to such goods or services. These provisions are not contained in the New Advisory Agreement because these types of transactions are already subject to the requirements of the 1940 Act and the rules thereunder, which may change from time to time, making the provision in the agreement obsolete.
Management Fees. The fee structure is identical under the New Advisory Agreement and Existing Advisory Agreement. For its investment management services to the Funds, the Adviser is entitled to receive a management fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as set forth in the table below. The following table also provides the management fees received by the Adviser from each Fund for the fiscal year ended

October 31, 2022.

Fund	Management Fee[1]	Fees Received in 2022
Allocation Funds
Conservative Allocation	0.20%	$119,655
Moderate Allocation	0.20%	236,874
Aggressive Allocation	0.20%	121,354
Diversified Income	0.20%[4]	1,144,444
Tax-Free Funds
Tax-Free Virginia	0.50%	96,631
Tax-Free National	0.40%	76,041
Fixed Income Funds
High Quality Bond	0.30%[2]	279,160
Core Bond	0.39%[3]	712,367
Covered Call Fund
Covered Call & Equity Income	0.85%	895,715
Equity Funds
Dividend Income	0.70%	2,141,670
Investors	0.70%	2,477,112
Sustainable Equity	0.70%	42,013
Mid Cap	0.75%[5]	5,072,519
Small Cap	0.89%[6]	2,001,394
International Stock	1.05%	151,479
1 Except for the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Tax-Free Virginia, Tax-Free National, High Quality Bond, and Covered Call & Equity Income Funds, each Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
2 On February 28, 2021, the Adviser contractually agreed to a 0.10% waiver until at least February 27, 2022. Fees waived in 2021 were $153,108. The Adviser does not have the right to recoup any waived fees. The fee waiver was discontinued effective February 28, 2022.
3 Effective February 28, 2021, the management fee was reduced from 0.50% to 0.39%.
4 Effective July 31, 2023, the management fee was reduced from 0.40% to 0.20%.
5 For the period ended October 31, 2022, the effective management fee rate was 0.74% due to investment management fee breakpoints.
6 Effective February 28, 2021, the management fee was reduced from 1.00% to 0.89%.
Under both the New Advisory Agreement and the Existing Advisory Agreement, the Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its management fee and/or reimburse a Fund’s operating expenses to ensure that the Fund’s operating expenses do not exceed certain expense limitations. Any fees waived or reimbursed are not subject to later recoupment by Adviser. Under both agreements, the Adviser may also permanently reduce the amount of the management fee for one or more Funds under such terms as it may determine by written notice thereof to the Trust.
In connection with the Board’s approval of the New Advisory Agreement, the Adviser contractually agreed to enter into an expense limitation agreement with the Trust, on behalf of the Funds (the “Expense Limitation Agreement”), under which the Adviser agreed to waive its management fees and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total current operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation, and other “Excluded Expenses” (as defined in the Services Agreement described below)) to the annual rate set forth in the Funds’ currently effective prospectus. The Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Advisory Agreement.
Expenses.
•Paid by the Adviser. In addition to investment management expenses related to the Trust, under both the New Advisory Agreement and the Existing Advisory Agreement, the Adviser is responsible for the fees and expenses of any Board members and officers of the Trust affiliated with the Adviser, all promotional expenses of the Trust to the extent not paid for by the Trust pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, the rent expense of the Trust’s principal executive offices, and the expenses of formation of the Trust and any series thereof. In addition, the Existing Advisory Agreement contains a provision regarding expense limitations prescribed by states in which shares are qualified for sale. The New Advisory Agreement does not contain a similar provision, as that concept was preempted by federal law.
•Paid by the Funds. The New Advisory Agreement and Existing Advisory Agreement provide that the Trust will pay all of its expenses not expressly assumed by the Adviser. Without limitation, the expenses of the Trust include: fees and expenses of the Board (except those affiliated with the Adviser) and the officers and the administrative employees of the Trust; fees and expenses of preparing, printing, and distributing official filings, reports, prospectuses, and documents required pursuant to applicable state and federal securities laws, and expenses of reports to shareholders; fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, and similar agents; expenses related to the issuance, registration, repurchase, exchange and redemption of shares and certificates representing shares; auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses; expenses relating to qualification or licensing of the Trust, shares in the Trust, or officers, employees, and agents of the Trust under applicable state and federal securities laws; interest expenses, taxes and franchise fees; and all brokerage commissions and other costs related to purchase and sales of portfolio securities. In addition to the foregoing, under both the New Advisory Agreement and the Existing Advisory Agreement, the Trust is responsible for all losses and liabilities incurred in the administration to the Trust and of its investment portfolio, and is also responsible for such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Trust, the indemnification of members of the Board, officers, employees, shareholders, and agents, or otherwise. The New Advisory Agreement further provides that any fees and expenses of the Trust incurred jointly on behalf of one or more Funds shall be allocated among the affected Funds pro rata based on their respective net assets, or in such other manner as the Trust considers fair and reasonable.

Fees and expenses of the Trust that are incurred on behalf of a specific Fund will be allocated to that Fund only.
•Administrative Services Agreement. Currently, the Trust and the Adviser are party to a separate administrative services agreement (the “Services Agreement”), pursuant to which the Adviser has agreed to provide or arrange to have a third party provide the Trust with such services as it may require in the ordinary course of its business, to the extent that the Adviser, acting as the Trust’s investment adviser, has not undertaken to provide such services. Services to the Trust include transfer agent services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Trust’s business. In addition, under the Services Agreement, the Adviser is required to arrange and pay for independent public accounting services for audit and tax purposes, legal services, the reasonable out-of-pocket expenses of the Trust’s Independent Trustees associated with their services to the Trust, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, each Fund pays the Adviser a service fee, as specified in the table below. Not included in this fee and, therefore, the responsibility of the Funds, are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the Trust maintains with its custodian or another entity for investment purposes); (iii) the costs associated with investment by the Funds in other investment companies (i.e., acquired fund fees); (iv) any fees paid pursuant to any Rule 12b-1 plan adopted by the Trust; or (v) the compensation of Trust’s Independent Trustees, including Lead Independent Trustee compensation (collectively referred to as the “Excluded Expenses”). The service fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as set forth in the following table (the same rate applies to all share classes of each Fund, except as otherwise noted). Also included in the table is the amount of service fees received by the Adviser from each Fund for the fiscal year ended October 31, 2022. The Services Agreement will continue in effect in accordance with its terms, and will not be affected by the Transaction or Proposal 1.

Fund	Administrative Services Fee	Fees Received in 2022
Allocation Funds
Conservative Allocation	0.25%	$149,569
Moderate Allocation	0.25%	296,093
Aggressive Allocation	0.25%	151,693
Diversified Income	0.20%	352,137
Tax-Free Funds
Tax-Free Virginia	0.35%	67,642
Tax-Free National	0.35%	66,536
Fixed Income Funds
High Quality Bond	0.19%[2]	173,431
Core Bond	0.20%[1,2,3]	179,576
Covered Call Fund
Covered Call & Equity Income	0.15%[1,2]	152,836
Equity Funds
Dividend Income	0.20%[1,2]	524,049
Investors	0.20%[1,2]	501,845
Sustainable Equity Fund	0.20%[2]	6,076
Mid Cap	0.40%[1,2]	1,080,135
Small Cap	0.20%[1,2,4]	431,868
International Stock	0.30%	43,280
1    The annual administrative services fee for the Fund's Class R6 share is 0.02%.
2    The annual administrative services fee for the Fund's Class I shares is 0.10%.
3 Effective February 28, 2021, the annual administrative services fee for the Fund's Class A and Y shares was increased from 0.15% to 0.20%.
4    Effective February 28, 2021, the Board of Trustees approved the termination of Madison's contractual agreement to waive 0.04% of the fund's 0.25% annual administrative services fee which commenced August 31, 2019 and was set to expire on August 31, 2021, and the annual administrative services fee was reduced from 0.25% to 0.20%. Fees waived in 2021 and 2020 were $35,536 and $89,704, respectively. Madison does not have the right to recoup any waived fees.
Limitation on Liability. The New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser will not be liable for any loss incurred in connection with its duties under the Agreement, nor for any action taken, suffered, or omitted and believed to be advisable or within the scope of its authority, except for any acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the Agreement.
Term and Termination. The New Advisory Agreement is expected to become effective on December 1, 2023, subject to shareholder approval at the Meeting, and will continue in effect for a period of two years after the effective date. Thereafter, the New Advisory Agreement will continue for successive periods of one year, subject to approval by the Board or Fund shareholders in accordance with the 1940 Act. The Existing Advisory Agreement contains similar terms. The New Advisory Agreement and the Existing Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Board or, with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund, or by the Adviser, without the payment of a penalty.

Assignment. The New Advisory Agreement and the Existing Advisory Agreement provide that such agreements will automatically terminate in the event of an assignment.
Other Provisions. The New Advisory Agreement adds provisions to clarify obligations under regulatory requirements and to conform to current industry best practices, such as provisions relating to the Adviser’s adoption of business continuity, cybersecurity, disaster recovery and backup capabilities and facilities, as well as the Adviser’s compliance with U.S. anti-money laundering laws. The New Advisory Agreement also adds a provision to make clear that the agreement is governed by the laws of the state of Delaware, provided, however, that nothing in the agreement shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective acts. In addition, the New Advisory Agreement includes a provision discussing the manner in which amendments to the Agreement may be made (all such amendments must be made in accordance with the 1940 Act).
Board of Trustees Evaluation of the New Advisory Agreement
At a special meeting held on September 11, 2023, the Board of Trustees, the majority of whom are Independent Trustees, considered and approved the New Advisory Agreement, subject to shareholder approval. The New Advisory Agreement was considered due to the plan by the parent company of the Adviser, MIH, to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH. Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors. The Transaction, which is expected to close on or about December 1, 2023, will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the Existing Advisory Agreement between the Trust and the Adviser, within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.
In addition to the New Advisory Agreement, to avoid disruption of the Funds’ investment management program, at that same meeting, the Board also approved the Interim Advisory Agreement. The Interim Advisory Agreement will be effective with respect to one or more Funds only if shareholder approval of the New Advisory Agreement is not received as of the date of the Meeting, and then, only for a period of up to 150 days following the close of the Transaction. If needed, the Interim Advisory Agreement, which meets the requirements of Rule 15a-4 under the 1940 Act, provides the affected Funds with uninterrupted investment management services while the Trust continues to solicit proxies from shareholders. If the New Advisory Agreement is approved by shareholders of each Fund at the Meeting, there will be no need for the Interim Advisory Agreement, and it will terminate in accordance with its terms. The Interim Advisory Agreement does not require shareholder approval.
Like the Adviser, MFD Distributor, LLC, the principal distributor of the Funds’ shares (the “Distributor”), is a wholly-owned subsidiary of MIH. Consequently, the Transaction will result in an “assignment” of the existing distribution agreement between Trust and the Distributor which, in turn, will cause the automatic termination of the agreement under the 1940 Act. As a result, at the special Board meeting held on September 11, 2023, the

Board approved a new distribution agreement between the Trust, on behalf of each Fund, and the Distributor, which is identical to the existing agreement except for the effective date. Shareholder approval of the new distribution agreement is not required.
Prior to the special Board meeting, the trustees received and considered information from the Adviser designed to provide the trustees with the information necessary to evaluate the New Advisory Agreement. Before voting to approve the New Advisory Agreement, the trustees reviewed these materials with management of the Adviser and with counsel to the Independent Trustees, and received advice from such counsel regarding the legal standards for the trustees’ consideration of the approval of the New Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year – particularly the information provided, presentations made and discussions that transpired during and in preparation for the most recent regular meeting of the Board of Trustees held on August 8, 2023, during which the Board reviewed and renewed the Existing Advisory Agreement for each Fund for another year – formed the primary (but not exclusive) basis for the Board’s determinations.
With regard to the Transaction, the trustees noted that the objective of the Transaction is to facilitate the Adviser’s succession planning by decreasing Mr. Burgess’ ownership of MIH, which will in turn increase ownership by the Adviser’s next generation of employees. The trustees also considered the fact that there will be no anticipated changes to the Funds’ day-to-day operations, investment objectives, strategies, risks or portfolio managers, and no anticipated changes to the executive management of the Adviser and/or their roles and responsibilities as a result of the Transaction. Likewise, the trustees noted that the Transaction will not result in any changes to the organization or structure of the Funds or in any of the other services provided to the Funds. The trustees also considered the fact that the Funds would not bear any costs or expenses, directly or indirectly, related to the Transaction.
In determining whether to approve the New Advisory Agreement, the trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by the Adviser with respect to the Fund; (2) the Fund’s historical performance under the management of the same portfolio managers who will continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by the Adviser; (3) comparative fee and expense data for each Fund and other peer investment companies; (4) the costs of the services provided by the Adviser and the profits realized by the Adviser from those services; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the management fee for each Fund reflects such economies of scale for the Fund’s benefit; (6) the impact to the Adviser’s operations, if any, as a result of the Transaction; and (7) other financial benefits to the Adviser resulting from services rendered to the Fund. The trustees also took into account the changes to the New Advisory Agreement from the Existing Advisory Agreement, concluding that such changes are not material and were proposed primarily to conform to the services currently provided by the Adviser, regulatory requirements, and industry best practices. The Board also considered the Adviser’s recommendation that the proposed Transaction was in the best interest of Fund shareholders because it would permit the Funds’ investment adviser to effect an orderly, well planned succession. In their deliberations, the trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for each Fund separately and independently of the other Funds.
Based upon the information provided to the Board of Trustees throughout the course of the year, including a presentation to the Board by representatives of the Adviser and the supporting materials provided at the September 11, 2023 special Board meeting, the Board concluded that the New Advisory Agreement, as it relates to each Fund, is fair and reasonable in light of the services the Adviser performs, the management fees that each Fund pays, and such other matters as the trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the trustees’ determination to approve the New Advisory Agreement are summarized below.
Nature, Extent and Quality of Services Provided. The trustees considered the scope of services that the Adviser would provide under the New Advisory Agreement, noting that such services will include but are not limited to investing each Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of each Fund. The trustees considered the qualifications, experience, and responsibilities of the portfolio managers to each Fund, who were expected to continue to serve under the New Advisory Agreement. The trustees also considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record, and the trustees’ familiarity with the Adviser due to the Adviser’s long history of providing investment management services to the Funds. The trustees also discussed the quality of services provided to the Trust by its transfer agent, sub-administrator, and custodian as well as the various administrative services provided by the Adviser pursuant to the Services Agreement. The trustees considered representations from the Adviser that the Transaction is expected to have little impact on the day-to-day operations at the Adviser. The trustees concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of such management services would be satisfactory.
Fund Historical Performance and the Overall Performance of Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the trustees reviewed the performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index and peer group. The trustees noted the reasons for both outperformance and underperformance compared with benchmarks and peer groups. They recognized that the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They noted the unique aspects of the securities markets applicable to particular Funds so that the performance of any such Funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/sub-advisers/portfolio managers to any Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time and considered that a different performance period could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.
The trustees also noted that on a quarterly basis, they review detailed information for each Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, they considered the Adviser’s quarterly portfolio commentary and discussion of each Fund’s performance, as well as the overviews provided by the Adviser’s Investment Strategy Oversight Committee. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The trustees noted the type of market environments that favor the Funds’ strategies and discussed the Funds’ performance in such market environments. Representatives of the Adviser discussed with the trustees the methodology for arriving at benchmark indices and peer groups used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The trustees also considered that sometimes, the Morningstar categories the Funds fall into do not precisely match a Fund’s investment strategy and philosophy.
Based on their review, the trustees determined that, given the totality of the above factors and considerations, each Fund’s overall investment performance had been satisfactory.
Comparative Fee and Expense Data. In considering each Fund’s fees and expenses, the trustees reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection. The trustees noted that the Adviser or its affiliates provide investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser to such clients for purposes of determining whether the management fee charged to each Fund under the New Advisory Agreement was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with advisory contract approval considerations. The trustees took those fees into account and considered the differences in services and time required by the various types of clients to which the Adviser provides services, including the Funds. The trustees recognized that significant differences may exist between the services provided to one type of client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets and the additional compliance and regulatory work associated with managing a 1940 Act fund. The trustees gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser to one type of client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the trustees noted that the fee may be lower than the fee charged to one or more Funds. The trustees noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.
The trustees compared each Fund’s total expense ratio and management fee to those of comparable funds with similar investment objectives and strategies. The trustees noted the relatively simple expense structure maintained by the Trust, which consists of a management fee and an administrative services fee, plus expenses for Independent Trustee compensation which are not covered by the administrative services fee. The trustees reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The trustees also considered the Expense Limitation Agreement, pursuant to which the Adviser has contractually agreed to waive its management fees and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total operating expenses as specified in the Funds’ prospectus, for a period of no less than two years from the effective date of the New Advisory Agreement.
With regard to the administrative services provided by the Adviser under the Services Agreement, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each of the Funds and that such compensation does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the trustees recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment management fees earned. In this regard, the trustees noted that examination of each Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
In addition, the trustees recognized that to the extent a Fund invests in other registered investment companies also managed by the Adviser, the Adviser receives investment management fees from both the Fund and the underlying registered investment company. The trustees were satisfied in this regard that the Adviser provides separate services to each “fund of funds” portfolio within the Trust and the underlying registered investment company in which each such Fund invests in exchange for the fees received.
While recognizing that it is difficult to compare management fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another, the trustees concluded that the Adviser’s management fee with respect to each Fund is reasonable.
Cost of Advisory Services and Profitability. The trustees considered the management fee that each Fund pays to the Adviser under the Existing Advisory Agreement, which will remain the same under the New Advisory Agreement, as well as the Adviser’s profitability from services rendered to each Fund during the 12-month period ended December 31, 2022. In reviewing costs and profits, the trustees noted that for some smaller Funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the trustees recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The trustees noted that total assets managed by the Adviser and its affiliates were approximately $22 billion as of May 31, 2022, and approximately $22.1 billion as of May 31, 2023. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone Fund, each Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients. Following their review, the trustees concluded that the costs for services provided by, and the level of profitability to, the Adviser was reasonable considering the services provided.
Economies of Scale. The trustees considered whether the Funds would benefit from any economies of scale, noting that the management fee schedules for several of the Funds already contain breakpoints. The trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints for Funds that do not currently have breakpoints. Based on their review, the trustees concluded that the current management fee schedules were appropriate.
Other Benefits. The trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Funds. The trustees considered the extent to which the Adviser utilizes soft dollar arrangements with respect to portfolio transactions and considered that the Adviser does not utilize any affiliated brokers to execute the Funds’ portfolio transactions. While the trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the trustees also observed that the Adviser was incurring its own distribution expenses on behalf of the Funds. The trustees considered that the Adviser may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The trustees concluded that the additional benefits the Adviser receives from its relationship with the Funds are reasonable and appropriate.
Conclusion. The trustees reached the following conclusions, among others, regarding the New Advisory Agreement: (i) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (ii) the Adviser is qualified to manage the each Fund’s assets in accordance with the Fund’s investment objective and strategies; (iii) the overall investment performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant benchmark indices; (iv) each Fund’s management fee is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (v) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Funds and their respective shareholders.

Information about the Funds
Each Fund is a series of the Trust. The Trust is an open-end management investment company organized as a Delaware statutory trust. Madison Asset Management, LLC is the investment adviser to the Funds. The Adviser’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. In addition to investment management services, the Adviser is also responsible for managing the Trust’s administrative affairs under a separate Services Agreement, and in this capacity, oversees State Street Bank and Trust Company (“State Street”), which serves as sub-administrator to the Trust. State Street’s address is 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The Trust’s distributor, MFD Distributor, LLC, is an affiliate of the Adviser with its principal place of business located at 550 Science Drive, Madison, Wisconsin 53711. The Funds do not place any brokerage transactions with any affiliates of the Adviser.
Information about the Adviser
The Adviser was founded in 1974, and is a wholly-owned subsidiary of Madison Investment Holdings. MIH’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. Frank Burgess is the Chairman of the Board of MIH and currently controls the Adviser by virtue of his ownership of a majority of the outstanding voting stock of MIH. As described above in the “Background” section, MIH’s ownership and control structure is scheduled to change as a consequence of the proposed Transaction. Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors. Information regarding the officers of the Trust and their positions with the Adviser is set forth under Proposal 2, below. Officers of the Adviser who also serve as officers of the Trust do not receive compensation from the Trust for their services as officers of the Trust. Messrs. Lefurgey, Ryan, Hoppe, and Fredricks and Mses. Baggot and Friedow own shares of MIH and accordingly may be deemed to have an interest in Proposal 1.
Information regarding the executive officers and directors of the Adviser can be found in the Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC. Please visit the SEC’s website at www.sec.gov and go to the Investment Adviser Public Disclosure home page to locate the Adviser’s most recently filed Form ADV. As of May 31, 2023, the Adviser and its affiliates managed approximately $22.1 billion in assets, including open-end mutual funds, a closed-end fund, separately managed accounts and wrap accounts. While each Fund’s portfolio management team is responsible for the day-to-day investment management of their assigned Fund, the Adviser’s Investment Risk Oversight Committee oversees all investment management services provided by the portfolio management teams. This committee is comprised of senior officers and portfolio managers of the Adviser. Exhibit B contains information with respect to other funds managed by the Adviser which have a similar investment objective as one or more of the Funds.
Recommendation of the Board of Trustees
For the reasons set forth above, the Board of Trustees recommends that shareholders of each Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 2: APPROVAL OF APPOINTMENT OF INTERESTED TRUSTEE
Introduction
At the Meeting, shareholders of all of the Funds, voting together, will be asked to approve the appointment of one interested trustee (Jill Friedow) to the Board of Trustees. Currently, the Board of Trustees consists of four trustees, three of whom (Steve Riege, Richard Struthers, and Scott Jones) are Independent Trustees who have been elected by shareholders, and one of whom (Paul Lefurgey) is an interested trustee who has not been elected by shareholders. Mr. Lefurgey has informed the Board of his intention to step down from the Board, effective November 2, 2023. In connection with his announcement, he and the other members of management of the Adviser recommended that Jill Friedow, the Director of Operations of MIH and the Adviser, succeed him on the Board. Under the 1940 Act and the Trust’s governing documents, the Board of Trustees is permitted to appoint a successor to Mr. Lefurgey without the need to seek shareholder approval. However, to give the Board flexibility to add new trustees to the Board in the future, the Board is seeking shareholder approval of the appointment of Ms. Friedow to the Board.
The persons named as proxies intend to vote FOR the appointment of Ms. Friedow as a trustee of the Trust, unless such authority has been withheld in the proxy card. Ms. Friedow has agreed to be named in this Proxy Statement and to continue to serve if shareholder approval is received for Proposal 2. The Board has no reason to believe that Ms. Friedow will become unavailable to serve as a trustee. However, if that should occur before the Meeting, your proxy card will be voted for the person recommended by the Board to fill the vacancy.
Board of Trustees
The Trust is governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the Funds. The Board of Trustees may, from time to time, include individuals who may be deemed to be affiliated with the Adviser, and thereby “interested trustees”. At all times, however, a majority of the members of the Board will not be affiliated with the Adviser and will, therefore, be Independent Trustees.
The following table presents certain information regarding the current Board of Trustees, as well as the nominee for interested trustee (Ms. Friedow). Information is listed separately for trustees who are Independent Trustees and trustees who are interested trustees. The Trust currently has 15 separate Funds, and each trustee oversees all of the Funds. The address of each trustee is 550 Science Drive, Madison, Wisconsin 53711.

Current Independent Trustees
Name and Age	Position(s) Held and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Scott C. Jones, 60	Trustee, 2019 – 2034	Managing Director, Carne Global Financial Services (US) LLC (provider of independent governance and distribution support for asset management industry), New York, NY, 2013 – Present Managing Director, Park Agency, Inc. (family office), Chicago, IL, 2020 – Present	29
Madison Covered Call & Equity Strategy Fund (closed-end fund) (“MCN”), 2021 – Present
XAI Octagon Floating Rate & Alternative Income Term Trust (closed-end fund), 2017 – Present
Manager Directed Portfolios (open-end fund family, 9 portfolios), 2016 – Present and Lead Independent Trustee since 2017

Steven P. Riege, 68	Trustee, 2005-2028	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President –Human Resources, 1986 – 2001	30	Ultra Series Fund (“USF”) (open-end fund family, 14 portfolios), 2005 – Present MCN, 2015 – Present
Richard E.Struthers, 70	Trustee, 2004 – 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 – Present	30	USF (14), 2004 – Present MCN, 2017 – Present

Current Interested Trustee
Name and Age	Position(s) Held and Term of Office	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Paul A. Lefurgey, 57[3,4]	Trustee, 2020 – Present; Vice President, 2009 – Present	Madison Investment Holdings, Inc. (“MIH”), Madison Asset Management, LLC (the Adviser), and Madison Investment Advisors, LLC (“MIA”), Co-Head of Investments, 2022 – Present; CEO, 2017 – 2021; Co-Head of Fixed Income, 2019 – 2021; Director of Fixed Income Investments, 2016 – 2019; Executive Director and Head of Fixed Income Investments, 2013 – 2016; Chairman - Executive Committee, 2015 – 2017 USF (14), Vice President, 2009 – Present; MCN, Vice President, 2012 – Present; Madison Strategic Sector Premium Fund (“MSP”) (closed-end fund), Vice President, 2010 – 2018	30	USF (14), 2022 – Present; MCN, 2021 – Present
Nominee for Interested Trustee
Jill A. Friedow, 58[3,4]	Trustee, 2023 – Present; Vice President, 2023 – Present	MIH, the Adviser, and MIA, Chief Technology Officer & Director of Operations, 2019-Present; Vice President & Director of Operations, 2010 - 2019; Vice President & Operations Manager, 2003-2010; Operations Manager, 1999-2003 USF (14), Vice President, 2023 – Present; MCN, Vice President, 2023 – Present	30	USF (14), 2023 – Present; MCN, 2023 – Present
1 Subject to the term limits and mandatory retirement provisions described below, each Independent Trustees holds office until his or her successor is elected and qualified, or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified. The Board of Trustees has approved the following policies regarding term limits and retirement age for Independent Trustees: each trustee shall serve in such capacity until the end of the calendar year in which the first of the following two events occur: (1) he or she attains the age of seventy-six (76), or (2) he or she has served on the Board for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining trustees on an annual basis. The fifteen (15)-year term limitation shall commence on the later of April 19, 2013, or the date of the trustee’s initial election or appointment as a trustee. Board terms end on December 31 of the year noted.
2 As of the date of this Proxy Statement, the “Fund Complex” consists of the Trust with 15 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison Covered Call & Equity Strategy Fund, for a grand total of 30 separate portfolios.
3 “Interested person” as defined in the 1940 Act. Considered an interested person because of the position held with the Adviser.
4 There are no term limits or mandatory retirement age for interested trustees.

For the Funds’ last fiscal year, the Board met four times. Each current trustee attended 100% of the Board meetings and the meetings of the Board Committees on which the trustee served during such period. Shareholders wishing to communicate with the Board or individual trustees should send such correspondence to the offices of the Adviser, 550 Science Drive, Madison, Wisconsin 53711, c/o Madison Funds, Secretary. Shareholder communications will be sent directly to the applicable Board member(s). The Trust currently does not have a policy with respect to Board members’ attendance at shareholder meetings.
Officers of the Trust
The following table presents information regarding the officers of the Trust in addition to Mr. Lefurgey and Ms. Friedow, whose information is included in the table above. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board of Trustees. The address of each officer is 550 Science Drive, Madison, Wisconsin 53711.

Name and Age	Position(s) Held and Term of Office	Principal Occupation(s) During Past Five Years
Patrick F. Ryan, 43	President, 2020 – Present
MIH, MIA and the Adviser, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017; USF (14), President, March 2020 – Present; MCN, President, March 2020 – Present

Greg D. Hoppe, 53	Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 – 2019
MIH and MIA, Vice President, 1999 – Present; Adviser, Vice President, 2009 – Present; USF (14), Vice President, 2020 – Present; CFO, 2019 – Present; Treasurer, 2009 – 2019; MCN, Vice President, 2020 – Present; CFO, 2019 – Present; Treasurer, 2012 – 2019; MSP, Treasurer, 2009 – 2018

Holly S. Baggot, 61	Secretary, 1999 – Present; Assistant Treasurer, 1999 – 2007 and 2009 – Present; Treasurer, 2008
MIH and MIA, Vice President, 2010 – Present; Adviser, Vice President, 2009 – Present; MFD Distributor, LLC (an affiliated brokerage firm of Adviser), Vice President, 2012 – Present; USF (14), Secretary, 1999 – Present and Assistant Treasurer, 2009 – Present; MCN, Secretary and Asst. Treasurer, 2012 – Present; USF and MCN, Anti-Money Laundering Officer, 2019 – 2020; MSP, Secretary and Asst. Treasurer, 2010 – 2018

Steve J. Fredricks, 52	Chief Compliance Officer and Assistant Secretary, 2018 – Present
MIH, MIA and Adviser, Chief Legal Officer, 2020 – Present and Chief Compliance Officer, 2018 – Present; USF (14) and MCN, Chief Compliance Officer and Asst. Secretary, 2018 – Present; MSP, Chief Compliance Officer during 2018; Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 – 2018

Terri A. Wilhelm, 53	Assistant Secretary, November 2022 – Present
MIH, MIA and Adviser, Senior Compliance Analyst,
September 2022 – Present; USF (14) and MCN, Assistant Secretary, November 2022 – Present; State of Wisconsin Investment Board, Senior Paralegal, 2017 – 2022

Experience and Qualifications of the Trustees and the Nominee
The current members of the Board of Trustees each have experience that led the Nominating and Governance Committee (the “N&G Committee”) and the Board to the conclusion that each should serve as a member of the Board, both at the time of the person’s appointment and continuing as of the date of this Proxy Statement. Mr. Lefurgey, the sole member of the Board who is considered an “interested person” under the 1940 Act, has significant management and leadership experience in the asset management industry and currently serves as Co-Head of Investments for the Adviser and its affiliated companies, with a focus on the firm's fixed income and multi-asset solutions teams. Regarding the Independent Trustees, all three have substantial experience operating and overseeing a business, whether it be the management consulting business (for Mr. Riege) or the investment management business (for Mr. Struthers and Mr. Jones). As a result of this experience, each has unique perspectives regarding the operation and management of the Funds and the Board of Trustees’ oversight function. They use this collective experience to oversee the Funds for the benefit of Fund shareholders. Moreover, each of the Independent Trustees has served as a trustee of one or more registered investment companies for many years. They bring substantial and material experience and expertise to their roles as trustees of the Funds.
With respect to Ms. Friedow, the Board and the N&G Committee believe she would be a valuable member of the Board, given her significant business experience in the asset management industry through her various management-level roles with MIH and the Adviser. Based on this experience, the Board and the N&G Committee determined that Ms. Friedow would be an appropriate successor to Mr. Lefurgey as a member of the Board and an interested trustee.
Board Leadership Structure
The Board of Trustees is relatively small and operates in a collegial atmosphere. Although no member is formally charged with acting as Chair, Mr. Ryan, the President of the Trust, acts as the Chairperson of Board meetings. All Board members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board of Trustees’ meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with Fund governance. The Board of Trustees has charged Mr. Riege with acting as the Lead Independent Trustee for purposes of communicating with the Adviser, the Trust’s Chief Compliance Officer, counsel to the Independent Trustees and Trust counsel on matters relating to the Board as a whole.The Independent Trustees often meet in executive session without representatives of the Adviser present (including meetings with counsel, the Chief Compliance Officer, and the Trust’s independent public accounting firm).
As adviser to the Trust, the Adviser is responsible for the overall risk management for the Funds, including supervising affiliated and third-party service providers and identifying and mitigating possible events that could impact the Funds’ business, operations, or performance. Risks to the Funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board of Trustees oversees risk management of the Funds’ investment programs through the Audit Committee and through oversight by the Board itself. The Trust’s Chief Compliance Officer, who reports to the Independent Trustees, provides the Board of Trustees with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board of Trustees exercises its oversight in conjunction with the Adviser, the Trust’s Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Funds’ independent public accountants. The Board’s committee structure requires an Independent Trustee to serve as Chair of the N&G Committee as well as the Audit Committee.
Given the small size of the Board of Trustees, its Committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board of Trustees has determined that its current leadership structure is adequate for the protection of Fund investors.
Standing Committees
The Trust has established two standing committees: an Audit Committee and a Nominating & Governance Committee. Each such Committee is currently comprised of Messrs. Riege, Struthers, and Jones, constituting all of the Trust’s Independent Trustees. The Chair of the Audit Committee is Mr. Struthers, and the Chair of the Nominating & Governance Committee is Mr. Riege.
Audit Committee. The Audit Committee is responsible for reviewing the results of each audit of the Funds by the Funds’ independent public accounting firm and for recommending the selection of independent auditors for the coming year. During the Funds’ last fiscal year, the Audit Committee met four times. The Audit Committee’s charter is available on the Funds’ website at www.madisonfunds.com.
Nominating and Governance Committee. The N&G Committee is responsible for nominating trustees and officers to fill vacancies, for evaluating their qualifications and for determining trustee compensation. The N&G Committee is also responsible for periodically reviewing the effectiveness of the Board of Trustees and for implementing governance standards for Board members. The N&G Committee meets at least quarterly and more often as necessary. During the Funds’ last fiscal year, the N&G Committee met four times. The N&G Committee charter requires that trustee candidates have a college degree or equivalent business experience, and permits the Committee to take into account a wide variety of factors in considering trustee candidates, including (but not limited to) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, relevant industry and related experience, educational background, financial expertise and overall diversity of the Board’s composition. In identifying potential nominees for the Board, the N&G Committee may consider candidates recommended by one or more of the following sources: the Trust’s current trustees, the Trust’s officers, the Adviser and any other source the Committee deems to be appropriate. The N&G Committee may, but is not required to, retain a third-party search firm at the expense of the Trust to identify potential candidates. In addition, the N&G Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A of the N&G Committee charter sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee. The N&G Committee’s charter is available on the Funds’ website at www.madisonfunds.com.

Trustee Compensation
The following compensation was paid to the Independent Trustees for their services during the fiscal year ended October 31, 2022. Interested trustees are not compensated for their services as such.

Trustee Name	Aggregate Compensation from Trust	Total Compensation from Fund Complex[1]
Scott C. Jones	$62,000	$74,000
Steven P. Riege	$66,900	$108,000
Richard E. Struthers	$62,000	$100,000
Paul A. Lefurgey[2]	None	None
1 The Trust consists of 15 separate portfolios, and the “Fund Complex” consists of 30 separate portfolios, as described in more detail above. Not every trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above.
2 Non-compensated interested trustee. The trustee nominee, Jill Friedow, will likewise not be compensated by the Funds for services as a trustee.
The Fund Complex does not have any sort of pension or retirement plans for the benefit of trustees. However, as an employee of the Adviser, Mr. Lefurgey participates in a profit-sharing plan sponsored by the Adviser for the benefit of its employees. No part of such plan is secured or funded by the Fund Complex. There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.
Trustee Ownership of Fund Shares
The table below sets forth the dollar range of shares of the Funds owned by the trustees and the trustee nominee as of December 31, 2022.

Name of Trustee or Nominee	Fund	Dollar Range of Equity Securities in the Trust[1,2]	Aggregate Dollar Range of Equity Securities in Fund Complex[2]
Scott C. Jones	None	None	None
Steven P. Riege	Aggressive Allocation Small Cap	$1 - $10,000 $10,001 - $50,000	$10,001 - $50,000
Richard E. Struthers	International Stock	$50,001 - $100,000	$50,001 - $100,000
Paul A. Lefurgey	Investors Mid Cap Core Bond High Quality Bond	Over $100,000 $50,001 - $100,000 Over $100,000 $50,001 - $100,000	Over $100,000
Jill A. Friedow	Core Bond Covered Call & Equity Income Investors	Over $100,000 Over $100,000 Over $100,000	Over $100,000
1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
2The Trust consists of 15 separate portfolios, and the “Fund Complex” consists of 30 separate portfolios, as described in more detail above.
Recommendation of the Board of Trustees
The Board of Trustees recommends that the shareholders vote FOR the appointment of Ms. Friedow to the Board.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Trust’s principal accountant is Deloitte & Touche LLP (“Deloitte”). Deloitte has been appointed by the Trust’s Audit Committee, which is comprised solely of Independent Trustees. As such, pursuant to Rule 32a-4 under the 1940 Act, the shareholders of the Funds are not being asked at this time to ratify the selection of Deloitte. Representatives of Deloitte will not be present at the Meeting.
Deloitte billed the Trust aggregate fees for services rendered to each of the Funds for the last two fiscal years as follows:

Fee Type	2022	2021
Audit Fees[1]	$225,000	$198,000
Audit-Related Fees	$0	$0
Tax Fees[2]	$47,723	$42,336
All Other Fees	$0	$0
1 Audit Fees totaled $451,950 for fiscal 2022, if USF and MCN are included with the Funds (together, the “Affiliated Funds”) and $416,030 for fiscal 2021, including the Affiliated Funds.
2 Tax Fees totaled $86,625 for fiscal 2022, including the Affiliated Funds, and $79,706 for fiscal 2021, including the Affiliated Funds.
“Audit Related Fees” relate to assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements that are traditionally performed by the independent auditor. “Tax Fees” relate to tax services including such things as tax return preparation or review, tax compliance, tax planning and tax advice.
During the fiscal years ended October 31, 2022, and 2021, the aggregate non-audit fees (exclusive of the “tax fees” included in the table above) billed by Deloitte for other professional services rendered to the Trust, the Affiliated Funds, the Adviser and entities controlling, controlled by or under common control with the Adviser that provided ongoing services to the Trust, were $0 and $0, respectively.
The Trust has adopted a policy governing the pre-approval of certain audit and non-audit related services to be provided by Deloitte. The policy provides for the pre-approval of audit, audit related and tax services for the Trust, as well as certain non-audit services provided to affiliates of the Trust that provide ongoing services to the Trust. All of the services listed above during fiscal 2022 and 2021 received the pre-approval of the Audit Committee or its designated representative. When considering the approval of audit-related and non-audit services, the Audit Committee considers whether the services to be provided by Deloitte are compatible with maintaining Deloitte’s independence.
ADDITIONAL INFORMATION
Voting Information
General; Record Date. The record holders of the outstanding shares of each Fund as of the close of business on September 15, 2023 (the “Record Date”) are entitled to vote at the Meeting and any adjournment or postponement thereof. Each such shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of the Trust on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by phone or the Internet or by completing, dating, signing, and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR each of the Proposals, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.
Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Trust prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.
As of the Record Date, the following shares of each Fund were issued and outstanding:

Fund	Shares Outstanding
Conservative Allocation
Moderate Allocation
Aggressive Allocation
Tax-Free Virginia
Tax-Free National
High Quality Bond
Core Bond
Diversified Income
Covered Call & Equity Income
Dividend Income
Investors
Sustainable Equity
Mid Cap
Small Cap
International Stock
Solicitation of Proxies and Related Costs. The solicitation of proxies will occur principally by mail. In addition to solicitation by mail, certain officers and representatives of the Trust and officers and employees of the Adviser (who will receive no extra compensation for their services) and representatives of the Trust’s proxy solicitor, Computershare, may solicit proxies by telephone, the Internet, facsimile, letter, or other electronic means. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses will be paid by the Adviser and/or MIH. These expenses are estimated to be approximately $[ ].
Quorum. In order for a vote on any Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Trust or Fund, as applicable, eligible to vote on such Proposal. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least 20% of the votes entitled to be cast at the Meeting constitutes a quorum for each Proposal. However, as discussed below, since Proposal 1 must be approved by a “majority of the outstanding voting securities” as defined in the 1940 Act, more than 50% of each Fund’s outstanding voting securities must be present in person or by proxy or have voted to approve Proposal 1. The quorum required for approval of Proposal 2 is a Trust-wide quorum and shareholders of the Funds will vote as a single group.
Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for each Proposal, abstentions and broker “non-votes” will be counted as shares present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have the effect of an “against” vote on Proposal 1 since such shares are not voted in favor of this Proposal. Abstentions and broker non-votes will have no effect on the vote on Proposal 2.
IRA Custodian. With respect to shares held in individual retirement accounts (including Traditional, SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.
Adjournment. It may become necessary from time to time to adjourn the Meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve one or both Proposals. If a quorum is not present at the Meeting, it is expected that the holders of proxies will vote to authorize the adjournment of the Meeting in order to solicit additional proxies. Even if a quorum is present at the Meeting, but there are insufficient votes to approve one or both Proposals, it is also expected that the holders of proxies will vote to authorize the adjournment of the Meeting to solicit additional proxies. If the Meeting is adjourned, the adjourned meeting will be held within a reasonable time after the date set for the original Meeting without further notice, other than an announcement at the Meeting in accordance with the Trust’s governing documents and as permitted under Delaware law.
Votes Required to Pass Proposals
Proposal 1. Shareholders of each Fund will vote separately for purposes of approving the New Advisory Agreement. In order for the New Advisory Agreement to be approved with respect to a particular Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund. The term “majority of the outstanding voting securities” (as defined in the 1940 Act and used in this Proxy Statement) means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.
If shareholders of one or more Funds do not approve the New Advisory Agreement, the Interim Advisory Agreement will take effect as of the date of the closing of the Transaction with respect to the affected Funds, providing the Trust with continued investment management services from the Adviser for up to 150 days. If the New Advisory Agreement is not approved by shareholders of the affected Funds prior to the expiration of the Interim Advisory Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the management of the investments of the affected Funds as it deems appropriate and in the best interests of the shareholders of the Funds, including, without limitation, liquidation of the Fund.
Proposal 2. Shareholders of the Funds will vote together as a single group for purposes of approving the appointment of the trustee. Under the Trust’s Declaration of Trust, the nominee for trustee receiving the vote of a plurality of the outstanding voting shares of the Trust cast at the Meeting shall be elected. This means that the nominee who receives the greatest number of affirmative votes cast at the Meeting will be declared elected (or, in this case, their appointment to the Board approved), even if they receive less than a majority of votes cast. Because there is only one nominee and the nominee is running unopposed, the nominee is expected to be elected as a trustee (i.e., her appointment is expected to be approved), as the nominee who receives votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.
Other Information. The Proposals are not contingent on each other. Also, please note that if you sign, date, and return the proxy card, but do not specify a vote on a Proposal, your shares will be voted in favor of the Proposal, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or the Trust’s Declaration of Trust to exercise dissenters’ rights of appraisal with respect to the Proposals.
Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Trust, no trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of any Fund, and the trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund. Other than as described in Proposal 1, the Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in MIH, the Adviser, the Distributor, or any of their respective affiliates. Information about the principal holders of each Fund’s shares is set forth in Exhibit C.

Householding
The SEC has adopted rules that permit investment companies, such as the Trust, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders.
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the Trust toll-free at 1-800-877-6089.
Shareholder Proposals for Subsequent Meetings
The Trust does not hold annual shareholders meetings, except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at the address set forth on the cover of this Proxy Statement within a reasonable time before the Trust begins to print and send its proxy materials. Any shareholder proposal that is not submitted before the Trust sends out its proxy materials will be considered untimely and will not be included in the proxy materials. The timely submission of a proposal does not guarantee its inclusion. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Trust’s governing documents.
Other Matters to Come Before the Meeting
No business other than Proposal 1 and Proposal 2 is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their respective shareholders.
Dated: September [ ], 2023

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

EXHIBIT A
NEW INVESTMENT ADVISORY AGREEMENT

This Agreement is made as of this [1st day of December, 2023], by and between MADISON FUNDS, a Delaware statutory trust (the “Trust”), and MADISON ASSET MANAGEMENT, LLC, a Wisconsin limited liability company having its principal place of business in Madison, Wisconsin (the “Adviser”).
WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is willing to furnish such services upon the terms and conditions herein set forth; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act.
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
1.Appointment and Acceptance.
a.The Trust hereby appoints the Adviser to act as investment adviser to each series of the Trust listed on Exhibit A hereto and any additional series that the Trust may establish from time to time (each, a “Fund” and collectively, the “Funds”), and to administer the day-to-day operations of the Trust. The Adviser hereby accepts such appointment.
b.Subject to the approval of the Trust’s Board of Trustees (the “Board”), at its own expense, the Adviser may enter into agreements with one or more investment subadvisers, including affiliates of the Adviser, in which the Adviser delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Adviser determines to be necessary, desirable or appropriate, provided that in each case the Adviser shall supervise the activities of each such subadviser and further provided that such agreements are entered into in accordance with and meet all applicable requirements of the 1940 Act and the rules thereunder. Any such delegation shall not relieve the Adviser of any of its duties hereunder.
2.    Duties and Responsibilities of the Adviser.
a.Subject to the direction and control of the Board, the Adviser shall provide a continuous investment program for each Fund, including investment research and management of the investment and reinvestment of the assets of each Fund, in accordance with: (i) the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law or regulation, including the Internal Revenue Code of 1986, as amended; (iii) the terms of the Trust’s

Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”); (iv) the Fund’s investment objectives, policies and restrictions as set forth in the Trust’s registration statement on Form N-1A, as amended from time to time (the “Registration Statement”); and (v) any policies and determinations of the Board. In connection therewith, the Adviser, as agent and attorney-in-fact with respect to each Fund, shall have full authority to make decisions to purchase and sell securities and other assets for each Fund, to exercise all voting and other rights pertaining to such securities and other assets, to place each Fund’s portfolio transactions with broker-dealers, to negotiate the terms of such transactions on behalf of such Fund (subject to the provisions of Section 3 hereof), and to perform such other functions of investment management and supervision as may be directed by the Board. The Adviser also shall have the responsibility to cause the Adviser’s officers and employees to attend meetings and furnish oral or written reports, as the Trust may reasonably request.
b.The Adviser shall maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in keeping with industry standards and SEC requirements through which the Adviser will be able to perform its obligations hereunder with minimal disruptions or delay.
c.The Adviser has adopted and shall maintain a code of ethics complying with Rule 204A-1 of the Advisers Act.
d.To the extent prohibited by Regulation S-P, the Adviser and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Trust regarding any shareholder unless in accordance with an exception under Regulation S-P, or as otherwise may be permitted by law. The Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to: (i) insure the security and confidentiality of records and non-public personal information of shareholders; (ii) protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and (iii) protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder. The Adviser shall treat confidentially all records of the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or (ii) when so requested by the Trust.
e.The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, the “AML Laws”), the Trust has adopted anti-money laundering policies and procedures (the “AML Policies”). The Adviser agrees to comply with the Trust’s AML Policies and the AML Laws, as the same may apply to the

Adviser, now and in the future, and understands and agrees that the Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by such law or regulation.
f.The Adviser shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.
g.The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act and the rules thereunder the records required to be maintained.
3. Brokerage Commissions. In the performance of its duties under this Agreement, the Adviser shall place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this Section, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.
4. Services Not Exclusive. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.
5. Expenses of the Adviser. In addition to investment management expenses related to the Trust, the Adviser shall pay the fees and expenses of any Board members and officers of the Trust affiliated with the Adviser, all costs and expenses of its employees, all promotional expenses of the Trust to the extent not paid for by the Trust pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, the rent expense of the Trust’s principal executive offices and any other overhead incurred in connection with its duties hereunder, and the expenses of formation of the Trust and any series thereof.
6. Expenses of the Trust. Unless otherwise agreed by the parties in writing, the Trust shall pay all of its expenses not expressly assumed by the Adviser herein. Without limitation, the expenses of the Trust assumed by the Trust hereby shall include the following: expenses related to the continued existence of the Trust; fees and expenses of the Board and the officers and the administrative employees of the Trust (except those affiliated with the Adviser); fees paid to the Adviser hereunder; fees and expenses of preparing, printing, and distributing official filings, reports, prospectuses and documents required pursuant to applicable state and federal securities laws, and expenses of reports to shareholders; fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, and similar agents; expenses related to the issuance, registration, repurchase, exchange and redemption of shares and certificates representing shares; auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses; expenses relating to qualification or licensing of the Trust, shares in the Trust, or officers, employees and agents of the Trust under applicable state and federal securities laws; expenses related to shareholder meetings and proxy solicitations and materials; interest expense, taxes and franchise fees; and all brokerage commissions and other costs related to purchase and sales of portfolio securities. In addition to the foregoing, the Trust shall assume all losses and liabilities incurred in the administration to the Trust and of its investment portfolio, and it shall pay such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Trust, the indemnification of members of the Board, officers, employees, shareholders, and agents, or otherwise. With respect to fees and expenses of the Trust that are incurred jointly on behalf of one or more Funds, such fees and expenses shall be allocated among the affected Funds pro rata based on their respective net assets, or in such other manner as the Trust considers fair and reasonable. Fees and expenses of the Trust that are incurred on behalf of a specific Fund will be allocated to that Fund only.
7. Compensation to the Adviser.
a.For its services hereunder, the Trust shall pay to the Adviser, at the end of each calendar month, a management fee calculated as a percentage of the average value of the net assets each day for each Fund during that month at the annual rates set forth in Exhibit A hereto. The Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate (or 1/366th of the applicable annual rate in leap years). For the purpose of accruing compensation, the net assets of each Fund shall be determined in the manner and on the dates set forth in the Declaration of Trust or the Registration Statement and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.
b.In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within 15 business days of the date of termination. During any period when the determination of net asset value is suspended, the net asset value of a Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.
c.With respect to any Fund and from time to time, the Adviser may contractually or voluntarily agree to waive any portion of its management fee and/or reimburse the Fund’s operating expenses to ensure that the Fund’s operating expenses do not exceed certain expense limitations; provided that the Adviser does not have the right to recoup any previously waived/reimbursed fees. The Adviser also may permanently reduce the amount of the management fee for one or more Funds under such terms as it may determine by written notice thereof to the Trust. The Adviser shall have the right to make payments out of its management fee or other resources to others, as it solely determines.
8. Limitation of Liability.
a.Adviser Liability. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement on the part of the Adviser, the Adviser shall not be liable to the Trust or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security or other investment of the Trust. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust or any shareholder may have under any federal securities or state law.
b.Trust Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Adviser agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any member of the Board, or any officer, employee, or agent of the Trust.
9. Term of Agreement. This Agreement shall become effective for each Fund as of the date hereof, and shall continue in effect with respect to each Fund for two years from the effective date. Thereafter, this Agreement shall continue for successive periods of one year if such continuation is specifically approved at least annually by: (i) the vote of a majority of the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party (the “Independent Trustees”), cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder; or (ii) the vote of a majority of the outstanding voting securities of each Fund. If a Fund is added after the date first written above, this Agreement will be effective as to that Fund upon its approval in accordance with the requirements of the 1940 Act and upon execution of an amendment to Exhibit A, and will continue in effect with respect to such Fund in accordance with the requirements of the 1940 Act.
10. Termination. This Agreement may be terminated at any time as to any Fund or all Funds, without penalty, by the Board or by the shareholders of a Fund or all Funds acting by the vote of at least a majority of the outstanding voting securities of the Fund or all Funds, as the case may be, provided in either case that 60 days’ written notice of termination is given to the Adviser. This Agreement may also be terminated by the Adviser at any time by giving 60 days’ written notice of termination to the Trust.
11. Assignment; Amendment.
a.This Agreement shall terminate automatically in the event of any assignment of the Agreement.
b.This Agreement may be amended by the mutual consent (in writing) of the parties, provided that the terms of each such amendment shall be approved by: (i) the vote of a majority of the Board, including a majority of the Independent Trustees, cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder; and (ii) if necessary, the vote of a majority of the outstanding voting securities of each Fund.
12. Miscellaneous.
a.Use of the Name Madison. The Adviser has consented to the use by the Trust of the name or identifying word “Madison” in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word “Madison” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using “Madison” in the name of the Trust if the Trust ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.
b.Use of Terms. The terms “affiliated person,” “interested person,” “assignment,” “broker,” and “majority of the outstanding voting securities” as used herein, shall have the same meanings as in the 1940 Act and any applicable regulations thereunder.
c.Control of Adviser. The Adviser is controlled by Madison Investment Holdings, Inc. (“MIH”) located in Madison, Wisconsin. Because of this relationship, the Adviser shares personnel and resources with MIH and its other affiliates. As such, individuals performing services for, and resources utilized by, the Adviser may also perform services for and be utilized by MIH and its other affiliates.
d.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective acts.
e.Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
f.Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts and by exchange of original and/or electronic (.PDF and/or DocuSign) signature pages, all of which shall be considered but one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf by their respective officers duly authorized as of the date set forth above.

MADISON FUNDS
On behalf of the Funds set forth on Exhibit A hereto

By: _______________________________
Patrick F. Ryan, its President

MADISON ASSET MANAGEMENT, LLC

By: ________________________________
Steve J. Fredricks, its Chief Legal Officer

Exhibit A

Fund Name	Annual Management Fee[1]
Conservative Allocation	0.20%
Moderate Allocation	0.20%
Aggressive Allocation	0.20%
Diversified Income	0.20%
Tax-Free Virginia	0.50%
Tax-Free National	0.40%
Core Bond	0.39%
High Quality Bond	0.30%
Dividend Income	0.70%
Covered Call & Equity Income	0.85%
Investors	0.70%
Sustainable Equity	0.70%
Mid Cap	0.75%
Small Cap	0.89%
International Stock	1.05%
1 Except for the following Funds, each Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion: Conservative Allocation, Moderate Allocation, Aggressive Allocation, Tax-Free Virginia, Tax-Free National, High Quality Bond and Covered Call & Equity Income.

EXHIBIT B
OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
The table below provides information regarding other registered investment companies managed by the Adviser which have a similar investment objective as any of the Funds.

Name of Other Fund	Other Fund’s Investment Objective	Similar to which Madison Fund?	Adviser’s Mgmt. Fee	Net Assets as of October 31, 2022	Has Adviser Agreed to Waive or Reduce its Mgmt. Fee under any Applicable Contract?
Ultra Series Conservative Allocation Fund	Seeks income, capital appreciation and relative stability of value.	Madison Conservative Allocation Fund	0.30%[1]	$116,113,845	No
Ultra Series Moderate Allocation Fund	Seeks capital appreciation, income and moderate market risk.	Madison Moderate Allocation Fund	0.30%[1]	$118,030,150	No
Ultra Series Aggressive Allocation Fund	Seeks capital appreciation.	Madison Aggressive Allocation Fund	0.30%[1]	$39,589,945	No
Ultra Series Core Bond Fund	Seeks to generate a high level of current income, consistent with the prudent limitation of investment risk	Madison Core Bond Fund	0.55%[1]	$82,172,469	No
Ultra Series Diversified Income Fund	Seeks a high total return through the combination of income and capital appreciation.	Madison Diversified Income Fund	0.25%[1]	$188,498,585	No
Ultra Series Large Cap Value Fund	Seeks long-term capital growth, with income as a secondary consideration.	Madison Dividend Income Fund	0.60%[1]	$202,375,635	No
Madison Dividend Value ETF	Seeks to produce current income while providing an opportunity for capital appreciation.	Madison Dividend Income Fund	0.65%[2]	N/A3	No
Ultra Series Large Cap Growth Fund	Seeks long-term capital appreciation.	Madison Investors Fund	0.80%[1]	$176,077,426	No
B-1

Name of Other Fund	Other Fund’s Investment Objective	Similar to which Madison Fund?	Adviser’s Mgmt. Fee	Net Assets as of October 31, 2022	Has Adviser Agreed to Waive or Reduce its Mgmt. Fee under any Applicable Contract?
Ultra Series Mid Cap Fund	Seeks long-term capital appreciation	Madison Mid Cap Fund	0.90%[1]	$139,581,928	No
Ultra Series International Stock Fund	Seeks long-term growth of capital.	Madison International Stock Fund	1.15%[1]	$19,331,076	No
1 Pursuant to the terms of an Investment Advisory Agreement between the Adviser and the Ultra Series Fund Trust, the Adviser is entitled to receive a management fee. This fee is structured as a "unitary fee arrangement" and, as such, requires the Adviser to provide or arrange to provide overall management of the Funds, including but not limited to, investment management services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. The unitary fee arrangement with these Funds does not cover, and therefore these Funds pay directly for, the following fees and expenses: (i) fees and expenses of the independent trustees; (ii) fees and expenses of independent counsel to the independent trustees; (iii) fees and expenses of the Trust’s independent registered public accountant; (iv) brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; (v) costs of borrowing money, including interest expense, and overdrafts (if any); taxes; and (vi) extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the Independent Trustees.
2 Pursuant to an investment advisory agreement between the Adviser and the Madison ETFs Trust, on behalf of each series thereof (each, a “Series”), each Series has agreed to pay an annual unitary management fee to the Adviser. This unitary management fee is designed to pay each Series’ expenses and to compensate the Adviser for the services it provides to the Series. Out of the unitary management fee, the Adviser pays substantially all expenses of each Series, including the cost of investment management services, transfer agency, custody, fund administration, legal, audit and other service and license fees. The unitary fee does not cover, and therefore, each Series pays directly interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Adviser compensates investment subadvisers out of its own assets.
3 Fund had not commenced operations as of October 31, 2022.

B-2

EXHIBIT C

PRINCIPAL SHAREHOLDERS
The following table sets forth certain information with respect to the beneficial ownership of shares of each class of each Fund, as applicable, as of the Record Date for persons known by the Trust to own beneficially or of record 5% or more of the outstanding shares of any class of the Funds.

As of the Record Date, no person beneficially owned a controlling interest (i.e., more than 25%) in any Fund or any class, except [ ]. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust or a Fund.

C-1

MADISON FUNDS                                 EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY
MADISON FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the special meeting of shareholders of the Madison Funds (the "Trust"), to be held on Thursday, November 30, 2023 at 9:30 a.m., local time at the offices of the Trust's Adviser, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

Shares represented by this proxy card when properly executed will be voted in the manner directed herein by the shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. If no direction is made, on a properly executed card, this proxy will be voted "FOR" the proposals. If the Trustee nominee for any reason is unable or unwilling to serve, the Proxyholders will vote for the election of such other person as they may consider qualified. The shareholder hereby acknowledges receipt of this Notice of Special Meeting and Proxy Statement for the Special Meeting to be held on November 30, 2023.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

MCC_33535_090723
PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to Be Held on November 30, 2023
The Proxy Statement for this meeting is available at:
https://www.madisonfunds.com/proxy

MADISON FUNDS

Madison Aggressive Allocation Fund	Madison Conservative Allocation Fund	Madison Core Bond Fund
Madison Covered Call & Equity Income Fund	Madison Diversified Income Fund	Madison Dividend Income Fund
Madison High Quality Bond Fund	Madison International Stock Fund	Madison Investors Fund
Madison Mid Cap Fund	Madison Moderate Allocation Fund	Madison Small Cap Fund
Madison Sustainable Equity Fund	Madison Small Cap Fund	Madison Tax-Free Virginia Fund

Please detach at perforation before mailing.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK AS SHOWN IN THIS EXAMPLE: ☒
A Proposals. THE BOARD RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:
1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Madison Aggressive Allocation Fund	☐	☐	☐	02	Madison Conservative Allocation Fund	☐	☐	☐
03	Madison Core Bond Fund	☐	☐	☐	04	Madison Covered Call & Equity Income Fund	☐	☐	☐
05	Madison Diversified Income Fund	☐	☐	☐	06	Madison Dividend Income Fund	☐	☐	☐
07	Madison High Quality Bond Fund	☐	☐	☐	08	Madison International Stock Fund	☐	☐	☐
09	Madison Investors Fund	☐	☐	☐	10	Madison Mid Cap Fund	☐	☐	☐
11	Madison Moderate Allocation Fund	☐	☐	☐	12	Madison Small Cap Fund	☐	☐	☐
13	Madison Sustainable Equity Fund	☐	☐	☐	14	Madison Tax-Free National Fund	☐	☐	☐
15	Madison Tax-Free Virginia Fund	☐	☐	☐
2. To approve the appointment of one interested trustee to the Board of Trustees.
FOR WITHHOLD

01. Jill Friedow ☐ ☐

B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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